Exhibit 99.1

REITweek PRESENTATION June 2020 (NYSE: PINE)

Why Invest in PINE 2 As of May 27, 2020 unless otherwise noted Strong Portfolio : Tenant Mix & Markets Tenant quality : COVID-19 Performance & Essential 66% Retail and 34% Office 80% of ABR (B) in large MSAs (1) Opportunity for Impactful growth Compelling Valuation Attractive Yield Trading at substantial discount to NAV Implied cap rate on NOI of 10.8% 70%+ of CBR (F) collected – 100% Resolved (E) (2) ≈80% of ABR (B) Essential Business (3) Q1 2020 acquisitions grew ABR (B) 20% Available liquidity for acquisitions Dividend Yield ≈6.8% Q1 2020 AFFO pay-out ratio of ≈100% Population > than 1 million Collections for April and May 2020 rent Essential defined as permitted to remain open or open with modified hours by federal/state authorities Low Leverage & Strong Liquidity Debt to TEV ≈28% (net of cash o/s) >$17.4mm in cash and $30mm borrowing capacity

PINE Snap Shot 3 As of May 27, 2020 unless otherwise noted TOTAL SHARES OUTSTANDING (rounded) (1) ≈8,676,000 CLOSING PRICE PER SHARE IMPLIED CAP RATE CASH $11.83 10.8% $17.4mm EQUITY MARKET CAPITALIZATION $102.6mm PORTFOLIO NOI ANNUALIZED (2) $15.3mm TOTAL DEBT (2) $57.0mm TOTAL ENTERPRISE VALUE (NET) $142.2mm LEVERAGE (NET) (2) ≈28% Q1 2020 FFO/Share (3) $0.22 Q1 2020 AFFO/Share (3) $0.20 DIVIDEND per SHARE (YTD 2020 Annualized) (C) $0.80 Includes approximately 1.224 million OP Units owned by CTO which are convertible into PINE shares on 1-for-1 basis As of March 31, 2020 See Page 16 for reconciliation of FFO and AFFO to net income Highlights April and May contractual rent (F) 100% resolved (paid, deferred, abated w/lease extensions (E)) Abatement arrangements (E) for April and May rent resulted in weighted average remaining lease term increasing to 8.8 years Completed $5mm buyback program – acquiring 456,237 shares, weighted average price of $11.02 Locked in interest rate range on 50% of $100mm credit facility at 1.83% to 2.43% for 5 years DIVIDEND YIELD (YTD 2020 Annualized) (C) 6.8%

Overview of our Portfolio 4 Tenant or Tenant’s Parent Company 8.8 Years 100% Occupied with Long Duration Leases 8.8 year weighted average remaining lease term with no maturities until 2024 54% Contractual Rent Growth 54% of ABR(B) from leases that have contractual increases in base rent Low Leverage Low Leverage / Strong Growth Runway Only $57mm drawn on our $100mm line of credit capacity, with $20mm drawn in response to with the COVID-19 Pandemic 29 assets Diversified across Geography, Tenant & Asset Type ≈1.1mm SF, occupied by 23 tenants across 19 markets in 14 industries and 13 states 82% Credit Tenants (D) Strong Tenants 78% of ABR(B) is from publicly-traded tenants(1) 37% of ABR(B) is from investment grade tenants(1) 80% Attractive Locations 80% of ABR(B) from tenants located in MSAs with greater than 1 million people High Quality Single-Tenant Net Leased Portfolio – Low Leverage As of May 27, 2020 unless otherwise noted

Strategic Focus in light of COVID-19 5 Strong Liquidity – Low Leverage – Positioned for Recovery from COVID-19 Investment Focus Emphasis toward higher grade credit tenants Measured investment approach as market settles post COVID-19 Balance Sheet Strength/Liquidity $17.4mm in Cash (at May 27, 2020) Only $57mm drawn on $100mm Credit Facility Locked in rate range of 1.83% - 2.43% for 5 yrs. on $50 million of Credit Facility borrowings Tenant Focus April and May 2020 contractual base rent (CBR (F)) collections totaled 76% and 72%, respectively Reached agreement (E) on deferral of approximately 15% and 19% of April and May CBR (F) (generally deferral of 50% of tenant’s rent due), respectively, with deferral payments beginning as early as third quarter 2020 Reached agreement (E) on abatement of 9% of April and May CBR (F) (3 tenants) – in exchange for extended lease term, imposition of percentage rent, etc.

COVID-19 Update 6 Increased WALT to 8.8 years from 8.4 years As of May 27, 2020 unless otherwise noted Paid Deferred Abated Deferral arrangements (E) generally defer 2nd quarter rent (1) with payment into the latter part of 2020 or the first half of 2021 Abatements (E) provided in exchange for extended lease term, imposition of percentage rent, and other lease modifications Based on CBR (F) (1) Paid Deferred Abated (1) 76% 15% 9% Status of April Rent Collection 72% 19% 9% Status of May Rent Collection

Tenant Purchase Price Lease Term (1) Rent Bumps $6.1mm 11.6 Flat (8% in Options) $5.8mm 15 10% in Yr. 10 $4.3mm 15 10% in Yr. 10 $12.5mm 10.8 Flat $0.26mm N/A(2) N/A $4.3mm 10.8 2% Annual $7.1mm 10.1 Flat (8% in Options) $6.3mm 10.4 10% Every 5 yrs. $0.3mm 6.8 10% Every 5 yrs. Q1 Acquisitions 7 Weighted-Average Going-In Cap Rate of 7.1% Total Acquisitions $47.0 million Total Square Feet 268,695 Weighted-Average Lease Term (1) 11.5 years At date of acquisition Month-to-month lease Payment of rent commenced in March of 2020 Rent commencement expected prior to June 2020 (3) (4)

Attractive Portfolio 8 Geographically Diverse Portfolio – Strong Markets As of May 27, 2020 unless otherwise noted 29 Properties in 13 States

Attractive Portfolio 9 No Leases Expiring until 2024 (1) 54% with Contractual Rent Bumps (1) Credit Quality Portfolio - Diverse Long-Term Cash Flows - No Near-Term Maturities As of May 27, 2020 unless otherwise noted Based on ABR (B) Flat Annual Other Escalation 82% Credit Rated Tenants (1)(D) Credit Rated Investment Grade Not Rated $millions 46% 28% 26% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 37% 45% 18%

Portfolio Diversity Based on ABR (B) Office Tenant 10 Portfolio Diversified Across 19 Markets, 13 States and Tenants in 14 Industries As of May 27, 2020 unless otherwise noted STATE(1) Florida Oregon All Other Oklahoma Massachusetts Texas Georgia North Carolina MSA(1) Portland Orlando All Other Tulsa Jacksonville Tampa Boston Atlanta Phoenix Raleigh Reno Austin Milwaukee Industry(1) Financial Services (2) Hospitality (2) All Other Pharmacy Convenience Store Home Goods Entertainment Leisure Retailer Fitness

Primary Focus on Top U.S. Real Estate Markets 11 Rank Market 1 Austin 2 Raleigh 3 Nashville 4 Charlotte 5 Boston 6 Dallas / Fort Worth 7 Orlando 8 Atlanta 9 Los Angeles 10 Seattle 11 Tampa 12 San Francisco 13 San Jose 14 DC - Northern VA 15 New York - Brooklyn 16 Indianapolis 17 Denver 18 Orange County 19 Charleston 20 Portland 21 Miami 22 Salt Lake City 23 Jacksonville 24 San Antonio 25 Philadelphia As ranked by Urban Land Institute & PWC in the ‘2020 Emerging Trends in Real Estate’ publication 18 of 29 Properties Representing 68% of ABR (B) Located in Top 25 Markets As of May 27, 2020 unless otherwise noted Alpine Property in Top 25 Real Estate Markets (percent of ABR (B)) (1) Location of other Alpine Properties

Top 10-Year Employment Growth Markets 12 20 of 29 Properties Representing 76% of ABR (B) Located in Top Job Growth Markets As of May 27, 2020 unless otherwise noted

Summary of our Portfolio

	Tenant	Type	Industry	MSA	Credt Rating [1]	Rentable Square Feet [2]	ABR% [3]	Remaining Lease Term [4]
1	Wells Fargo	Office	Financial Services	Portland-Vancouver-Hillsboro, OR-WA	A+	211,863	19%	5.6
2	Hilton-MetroWest	Office	Hospitality	Orlando-Kissimmee-Sanford, FL	BB+	102,019	11%	6.5
3	LA Fitness	Retail	Fitness	Tampa-St. Petersburg-Clearwater, FL	CCC+	45,000	6%	11.9
4	Hobby Lobby	Retail	Leisure Retail	Tulsa, OK	N/A	84,180	5%	10.6
5	Container Store	Retail	Home Improvement	Phoenix-Mesa-Scottsdale, AZ	B-	23,329	4%	9.8
6	At Home	Retail	Home Goods	Raleigh, NC	CCC+	116,334	4%	12.3
7	Century Theater	Retail	Entertainment	Reno, NV	BB-	52,474	4%	4.3
8	Hilton-Cambridge	Office	Hospitality	Orlando-Kissimmee-Sanford, FL	BB+	31,895	4%	6.5
9	Alpine Valley	Retail	Entertainment	Whitewater-Elkhorn, WI	BB-	-	4%	14.8
10	Hobby Lobby	Retail	Leisure Retail	Winston-Salem, NC	N/A	55,000	3%	9.8
11	AMC	Retail	Entertainment	Boston-Cambridge-Newton, MA-NH	CCC-	39,474	3%	12.8
12	Dicks Sporting Goods	Retail	Leisure Retail	Atlanta-Sandy Springs-Roswell, GA	N/A	46,315	3%	3.7
13	Jo-Ann Stores	Retail	Leisure Retail	Boston-Cambridge-Newton, MA-NH	CCC	22,500	3%	8.7
14	Conn's	Retail	Consumer Electronics	Dallas-Fort Worth-Arlington, TX	B	37,957	3%	11.3
15	Old Time Pottery	Retail	Home Goods	Jacksonville, FL	N/A	84,180	3%	10.2
16	7-Eleven	Retail	Convenience Store	Austin-Round Rock, TX	AA-	6,400	2%	14.8
17	Walgreens	Retail	Pharmacy	Birmingham-Hoover, AL	BBB	14,516	2%	8.8
18	Walgreens	Retail	Pharmacy	Atlanta-Sandy Springs-Roswell, GA	BBB	15,120	2%	5.4
19	Best Buy	Retail	Consumer Electronics	Atlanta-Sandy Springs-Roswell, GA	BBB	30,038	2%	5.8
20	Cross America (BP)	Retail	Convenience Store	Cincinnati, OH-KY-IN	N/A	2,578	2%	10.5
21	Outback	Retail	Casual Dine	Charlottesville, VA	BB-	7,216	2%	11.3
22	7-Eleven	Retail	Convenience Store	Austin-Round Rock, TX	AA-	7,726	2%	14.9
23	Walgreens	Retail	Pharmacy	Albany, GA	BBB	14,770	2%	12.7
24	Outback	Retail	Casual Dine	Charlotte-Concord-Gastonia, NC-SC	BB-	6,297	1%	11.3
25	Scrubbles (Goo-Goo)	Retail	Car Wash	Jacksonville, FL	N/A	4,512	1%	17.4
26	Cheddars	Retail	Casual Dine	Jacksonville, FL	BBB-	8,146	1%	7.3
27	Family Dollar	Retail	Discount	Boston-Cambridge-Newton, MA-NH	BBB-	9,228	1%	3.8
28	Freddy's Frozen Custard	Retail	QSR	Jacksonville, FL	N/A	3,200	1%	6.5
29	Long John Silvers	Retail	QSR	Tulsa, OK	N/A	3,000	0%	0.0
	Total/Weighted Average					**1,085,267**	**100%**	**8.78**

(1) Tenant, or tenant parent, credit rated entity [7]
(2) Ground Leases; rentable SF for both assets is RSF for vertical building - Rentable SF Total and annualized base rent per SF exclude Alpine Valley Music Theatre
(3) Annualized Base Rent as of May 27, 2020 [8]
(4) Remaining Lease Term calculated as of May 27, 2020

High Quality Diversified Single-Tenant Net Leased Portfolio

13

Comparison with our Peers (1) 14 Single-Tenant Net Leased Portfolio that Compares Favorably to Peers 2020E AFFO Multiple 21.2x 13.4x 12.5x 13.5x 9.7x 17.7x A+ BB+ NR NR B- NR B BBB BBB A+ B+ NR NR B+ AA- B- B+ CCC+ B- BBB BBB BBB AA- BBB BBB Peer info as of most recent published information by company and per report by Janney Montgomery Scott LLC as of 5/28/20 Per published research report by Raymond James and Associates as of April 6, 2020 Based on annualization of first and second quarter 2020 dividends totaling $0.40/share (C) and share price as of 5/27/20 As of May 27, 2020 unless otherwise noted BBB BBB BBB (3) Dividend Yield (C) 5.1% 7.4% 8.8% 7.6% 8.6% 6.5% 6.8% 12.2x (2)

15 APPENDIX

End Notes 16 End Notes references utilized in this presentation There can be no assurances regarding the likelihood of acquisitions occurring or the timing or final terms thereof. Annualized straight-line Base Rent (“ABR”) is calculated based on our current portfolio as of May 27, 2020. Dividends, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Credit rated tenants are defined as tenants, or the tenant’s parent company, with an investment grade credit rating (BBB- or higher from a nationally recognized rating agency) or credit rating generally and is based on our annualized rental revenue. Certain of the deferral and abatement agreements are pending full execution of the lease amendment, however both parties have agreed to the terms in writing and in some instances the tenant has made the necessary payments pursuant to the terms of the amendment. Contractual base rent (“CBR”) is defined as monthly base rent due pursuant to the lease, excluding additional rent payments made by the tenant to the Company (also pursuant to the lease) including payments for common area maintenance and other reimbursements.

Non-GAAP Information 17 Use of Non-GAAP Financial Information Our reported results are presented in accordance with GAAP. We also disclose Funds From Operations (‘FFO’) and Adjusted Funds From Operations (‘AFFO’) both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. Three Months Ended March 31, 2020 Per Diluted Share Net Income $ 14,632 $ 0.00 Depreciation and Amortization 2,023,330 Funds from Operations $ 2,037,962 $ 0.22 Adjustments: Straight-Line Rent Adjustment (322,920) Non-Cash Compensation 66,823 Amortization of Deferred Loan Costs to Interest Expense 44,404 Amortization of Intangible Assets and Liabilities to Lease Income (18,724) Adjusted Funds from Operations $ 1,807,545 $ 0.20

18 Disclaimer This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID-19 pandemic on the Company’s business and the business of its tenants and the impact on the U.S. economy and market conditions generally and, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and other factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

REITweek PRESENTATION June 2020 (NYSE: PINE) For additional information, please see our website www.AlpineREIT.com. Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@alpinereit.com 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202